Mack-Cali Realty Corporation
Annual Report 2001

[GRAPHIC OMITTED]

ABOUT MACK-CALI
Mack-Cali Realty Corporation is a fully-integrated, self-administered, self-managed real estate investment trust (REIT) providing management, leasing, development, construction and other tenant-related services for its class A real estate portfolio.

The Company, serving approximately 2,300 tenants, owns or has interests in 266 properties totaling approximately 28.4 million square feet plus land for the development of over 9 million square feet of commercial space.

Mack-Cali's holdings are located primarily in the Northeast and include 23 million square feet of office space, 5 million square feet of office/flex space, and 387,400 square feet of industrial/warehouse space.

OUR MISSION
Mack-Cali Realty Corporation, an industry leader in office properties, strives to provide superior work environments and services to its clients. Through dynamic teamwork, Mack-Cali will continue to assert itself as the office owner of choice in its core markets, and by anticipating the evolving needs of business, will maximize value for its investors and employees.

ON THE COVER
8 Campus Drive, Mack-Cali
Business Campus, Parsippany,
New Jersey

Mack-Cali Realty Corporation
2001 Annual Report

FINANCIAL SUMMARY

(in thousands, except per share amounts)   2001         2000        1999        1998        1997
Total revenues                          $ 584,348    $ 576,153   $ 551,484   $ 493,699   $ 249,801
Operating and other expenses            $ 174,686    $ 172,146   $ 168,651   $ 150,448   $  75,353
General and administrative              $  28,490    $  23,276   $  25,480   $  24,828   $  15,659
Depreciation and amortization           $  91,471    $  92,088   $  87,209   $  78,916   $  36,825
Interest expense                        $ 112,003    $ 105,394   $ 102,960   $  88,043   $  39,078
Non-recurring charges                   $      --    $  37,139   $  16,458   $      --   $  46,519
Realized gains (losses) and
     unrealized losses on disposition
     of rental property, net            $ (11,864)   $  85,353   $   1,957   $      --   $      --
Income before minority interests and
     extraordinary item                 $ 165,834    $ 231,463   $ 152,683   $ 151,464   $  36,367
Income before extraordinary item        $ 131,659    $ 185,338   $ 119,739   $ 118,951   $   4,988
Net income                              $ 131,659    $ 185,338   $ 119,739   $ 116,578   $   1,405
Diluted earnings per share -
     before extraordinary item          $    2.32    $    3.10   $    2.04   $    2.11   $    0.12
Dividends declared per common share $        2.46    $    2.38   $    2.26   $    2.10   $    1.90
Diluted weighted average
     shares outstanding                    64,775       73,070      67,133      63,893      44,156

DIVIDENDS DECLARED PER COMMON SHARE

Year                               1997     1998     1999    2000     2001
Dividends                         $1.90    $2.10    $2.26   $2.38    $2.46

TOTAL REVENUES (in millions)
Year                               1997     1998     1999    2000     2001
Revenues                         $249.8   $493.7   $551.5  $576.2   $584.3

TOTAL ASSETS AT YEAR-END
(in billions)
Year                               1997     1998     1999    2000     2001
Total Assets                      $2.59    $3.45    $3.63   $3.68    $3.75

Mack-Cali Realty Corporation
2001 Annual Report


TO OUR SHAREHOLDERS
[GRAPHIC OMITTED]
Mitchell E. Hersh
Chief Executive Officer

Mack-Cali ended 2001 as a more focused real estate company, well-positioned for the future as our nation and our economy recover from the recession and the effects of September 11. We made steady progress and achieved solid results during a challenging year. We continued to sell non-core assets and enhance our Northeast presence. We maintained high occupancy rates and a superior tenant base, and delivered increased value to our shareholders.

ENHANCING OUR STRONG NORTHEAST PRESENCE
Our Company's overall corporate strategy is to expand our critical mass in high-barrier-to-entry markets in the Northeast and Mid-Atlantic regions. Mack-Cali's in-depth market knowledge and more than 50 years of experience in these core markets allow us to better serve our tenants, increase operating efficiencies, and pursue opportunities for growth generated by our long-term relationships throughout the region.

OUR COMPANY'S OVERALL CORPORATE STRATEGY IS TO EXPAND OUR CRITICAL MASS IN HIGH-BARRIER-TO-ENTRY MARKETS IN THE NORTHEAST AND MID-ATLANTIC REGIONS.

In 2001, we continued to sell assets that were not consistent with our overall corporate strategy. We sold six office properties in non-core markets for $79 million, consisting of properties in Houston, Dallas, San Antonio and West Des Moines. We also capitalized on the favorable climate for residential properties and recently completed the sale of our only two multi-family residential assets for an aggregate of $38 million. In addition, we opportunistically sold a Washington, D.C. property to its main tenant, the Federal Reserve, for a gain of $14.5 million on the sale.

Most of the proceeds we received from these sales were reinvested in assets in our core markets. We acquired 10 properties in New Jersey and New York totaling 902,000 square feet for an aggregate of $96.6 million. Among these properties were 4 and 6 Campus Drive, two outstanding class A office buildings adjacent to, and now part of, the 1.7 million square-foot Mack-Cali Business Campus in Parsippany, New Jersey. Upon completing the sale of our remaining assets in the Southwest and West, we will reinvest these proceeds to further build on our strong Northeast and Mid-Atlantic position.

PUTTING TENANTS' NEEDS FIRST
We are first and foremost real estate operators. Mack-Cali's core business is to own and manage exceptional office properties and to serve our tenants. Our "tenant-first" philosophy is why so many companies have made Mack-Cali their preferred provider of office space. We provide them attractive, comfortable, well-managed and conveniently located facilities to help them effectively run their businesses.

Our tenant roster tells the story. It is filled with leading companies that have located and retained their offices in Mack-Cali properties year after year. And, as their businesses have grown, many of these tenants have expanded within our portfolio as well. Sankyo Pharma, Johnson & Johnson, State Street Bank, MCI Worldcom, Computer Sciences Corporation and URS Corporation are just a few of the companies that have renewed leases with Mack-Cali in 2001. While our tenants span a wide variety of sizes and industries, we believe they all share an appreciation for the responsive and proactive management services for which Mack-Cali is known.

In 2001, our real estate expertise was recognized with several awards. The New Jersey New Good Neighbor Award was given to Harborside Financial Center Plaza 4A, a building we recently developed for TD Waterhouse in Jersey City. This award, from the New Jersey Business & Industry Association and NEW JERSEY BUSINESS magazine, recognized the project's economic and community benefits and its architectural merit. Our property manager at Harborside, Brian McClean, received New Jersey Transit's first Distinguished Service Award for his diligent efforts to obtain improved transportation services for our tenants.

MACK-CALI VS. MARKET OCCUPANCIES
% LEASED AT 12/31/01
(OFFICE PROPERTIES IN CORE MARKETS)

                No./Central NJ        Westchester County, NY   Fairfield County, CT  Sub. Phila.      Washington D.C.
Mack-Cali                96.0%                         96.6%                  95.8%        89.3%                98.7%
Market*                  91.1%                         85.9%                  90.0%        88.1%                95.2%

*Source:  Cushman & Wakefield, direct vacancies, all classes

[GRAPHIC OMITTED]
300 Tice Blvd., Woodcliff Lake, NJ

[GRAPHIC OMITTED]
20 Commerce Drive, Cranford, NJ

Mack-Cali Realty Corporation
2001 Annual Report

TO OUR SHAREHOLDERS CONTINUED

Our 565 Taxter Road property in Taxter Corporate Park in Elmsford, New York, was presented with The Office Building of the Year (TOBY) Award by the Westchester Chapter of the Building Owners and Managers Association (BOMA). This award recognizes excellence in building management. Six of our Westchester properties received the Energy Star award from the Environmental Protection Agency for their excellent energy performance and efficiency. In addition, our web site, www.mack-cali.com, received the award for the best New Jersey real estate web site for the second year in a row by BUSINESS NEWS NEW JERSEY and njbiz.com.

MASTERING OUR MARKETS
Because of our long history in the Northeast, we know the ins and outs of operating in these communities. Coupled with our property management skills, this market expertise helps us consistently outperform our competition. Today, despite a slow economy, we continue to maintain high occupancy rates throughout our portfolio. In particular, our program of proactive early lease renewals, which we implemented several years ago, is bearing fruit. This program has helped us keep our buildings well-leased, with laddered maturities and minimal rollovers even in a recessionary environment. While the commercial real estate industry is facing a reduction in demand for space, inventory in the high-barrier-to-entry markets in which we operate remains relatively stable, as new construction in recent years has been minimal. Our core markets, spanning from Washington, D.C. northward to Fairfield County, Connecticut, have maintained a relative balance of supply and demand, which should mitigate the effect of swings in economic cycles and help us maintain strong rents.

OUR PROGRAM OF PROACTIVE EARLY LEASE RENEWALS... HAS HELPED US KEEP OUR BUILDINGS WELL-LEASED, WITH LADDERED MATURITIES AND MINIMAL ROLLOVERS EVEN IN A RECESSIONARY ENVIRONMENT.

Mack-Cali's land bank, which can accommodate over 9 million square feet of additional office development, continues to prove to be a valuable asset. Since most of the land is adjacent to existing properties, it allows us to accommodate tenant expansions and create added value for our portfolio. In Westchester, for example, we are developing a fully pre-leased office/flex property at our Cross Westchester Executive Park in Elmsford, New York, for the expansion needs of existing tenants ADT Security Systems and Ademco Distribution Inc.

[GRAPHIC OMITTED]
Taxter Corporate Park, Elmsford, NY
4

Our most notable new development projects are at Harborside Financial Center on the vibrant Jersey City waterfront. This complex is fulfilling our vision of becoming the waterfront's premier "city within a city," a comprehensive mixed-use campus serving some of the world's top corporations. Two office buildings totaling 1.6 million square feet, Harborside Financial Center Plaza 5 and Plaza 10, are scheduled to come on line in 2002, bringing the office component at Harborside to six buildings totaling nearly 3.7 million square feet. The Hyatt Regency Jersey City on the Hudson, a full-service luxury hotel being developed on Harborside's south pier, will also be completed in 2002. High-rise luxury apartments, being built by another developer on Harborside's north pier, will follow in 2003.

The Jersey City waterfront, and our Harborside Financial Center complex in particular, have become a preferred headquarters location for a number of leading businesses. Forest Laboratories, SunAmerica Asset Management, Garban Intercapital North America, and TradeWeb Group will all locate regional or corporate headquarters operations at our new Harborside developments.

CONSISTENTLY HIGH OCCUPANCY RATES
(% OF PORTFOLIO LEASED AT YEAR-END)

Year                               1997    1998     1999     2000     2001
Rate                              95.8%   96.6%    96.5%    96.8%    94.6%

ADJUSTING TO CIRCUMSTANCES POST SEPTEMBER 11
Few executives can speak about their companies in 2001 without mentioning the impact of the horrific events of September 11. Our thoughts continue to be with those who lost their lives that day and the thousands more who suffered the loss of loved ones and colleagues, as well as with those serving in our armed forces.

From a real estate perspective, almost 14 million square feet of office space was destroyed on September 11. However, the abundant sublease space put on the market in midtown Manhattan and New Jersey immediately following that day quickly absorbed most of the immediate demand for space. The tragic events of September 11 greatly amplified the economic and political uncertainties facing the nation. Our economy, becoming more and more event-driven (9/11, Enron, etc.), continues to experience difficulties with disruptions to many industries and a reduced level of business confidence. We do believe, however, that Mack-Cali is well-positioned to weather these challenges because of our high occupancy rate, quality tenant base, and strong financial position.

[GRAPHIC OMITTED]
1400 L Street, NW, Washington, DC

[GRAPHIC OMITTED]
1235 Westlakes Drive, Westlakes Office Park, Berwyn, PA

Mack-Cali Realty Corporation
2001 Annual Report

TO OUR SHAREHOLDERS CONTINUED

We are seeing businesses raise new issues related to their long-term space decisions as a result of September 11. They are concerned about the concentration of staffs and offices, diversification of disaster recovery operations, redundancy in support and back up operations, being located in "symbolic" high-rise structures and, in particular, quality-of-life issues. These issues will have a long-term impact on the way companies choose their office space. We believe that in the long run, suburban markets surrounding Manhattan will benefit from these changing market dynamics.

INDUSTRY DIVERSIFICATION OF TENANT BASE
(% OF TOTAL ANNUALIZED BASE RENT AS OF 12/31/01)

                                  PERCENTAGE OF TOTAL
INDUSTRY CLASSIFICATION           ANNUALIZED BASE RENT
Securities                                       11.5%
Manufacturing                                     9.4%
Telecom                                           6.8%
Computer                                          6.5%
Insurance                                         6.4%
Legal Services                                    5.9%
Health Care                                       4.4%
Credit Intermediation                             4.2%
Wholesale Trade                                   3.9%
Accounting/Tax Prep.                              3.8%
Other Professional                                3.7%
Information Services                              3.0%
Retail Trade                                      2.8%
Publishing                                        2.6%
Scientific R&D                                    2.5%
Arts & Entertainment                              2.2%
Real Estate                                       2.1%
Architectural/Engineering                         2.1%
Management of Co.                                 2.0%
Other Industries                                 14.2%

Totals                                          100.0%



INCREASING SHAREHOLDER VALUE
As an investment, real estate investment trusts (REITs) had a positive year in 2001. Investors continued to look to high-quality REITs for their predictable income streams and strong dividends. For the first time, REITs were added to the S&P 500 in 2001. This addition was a measure of recognition for REIT stocks and their increasing acceptance as a sector that should be represented in a diversified portfolio's stock allocation.

Mack-Cali produced a total return to shareholders of 18.3 percent in 2001. Since we became a public company in 1994, Mack-Cali has outperformed

[GRAPHIC OMITTED]
5 Vaughn Drive, Princeton, NJ

[GRAPHIC OMITTED]
5 Sylvan Way, Mack-Cali Business Campus, Parsippany, NJ both the National Association of Real Estate Investment Trusts (NAREIT) equity index and the S&P 500, producing a total return of over 200 percent to our shareholders.

Our diverse and strong credit-quality tenant base produces stable, high-quality earnings for our Company. In 2001, this impressive tenant base helped fuel another year of solid earnings performance, with our revenues increasing from $576.2 million to $584.3 million.

We're also very proud to report that, for the seventh year in a row, Mack-Cali increased its dividend to $2.48 per share on an annualized basis. In addition, we continued to execute our stock buyback program, purchasing a total of $90.9 million in common shares since our Board of Directors expanded the program in September 2000.

Mack-Cali's balance sheet is one of the strongest and most flexible in the real estate industry, combining high debt service coverage ratios and low leverage with a substantial level of unencumbered assets. Our powerful balance sheet provides us with the capacity to capitalize on growth opportunities no matter what their size.

TOTAL RETURN COMPARISON
TOTAL RETURN SINCE IPO
(8/31/94 THROUGH 12/31/01)

Mack-Cali                        208.0%
S&P 500                          174.1%
NAREIT Equity Index              108.5%

Sources:  Company data; National Association of Real Estate Investment Trusts

OUR POWERFUL BALANCE SHEET PROVIDES US WITH THE CAPACITY TO CAPITALIZE ON GROWTH OPPORTUNITIES NO MATTER WHAT THEIR SIZE.

BUILDING ON SUCCESS
Internally, our Company continues to benefit from a well-experienced, aligned management team, and just as important, a talented and dedicated employee base. The outstanding efforts and creativity of our employees remain invaluable, even more so during these challenging times.

Our progress and achievements in 2001 continue to demonstrate that Mack-Cali has the resources, expertise and commitment to succeed. We believe our focused strategy, combined with our high-quality tenant base, exceptional assets and strong balance sheet, will continue to result in success for our Company and value for our shareholders.

Thank you for your continued interest and support in Mack-Cali.

Sincerely,

/s/ Mitchell E. Hersh

Mitchell E. Hersh
Chief Executive Officer

[GRAPHIC OMITTED]
Harborside Financial Center, Jersey City, NJ

AT-A-GLANCE

Mack-Cali is focused in high-barrier-to-entry markets in the Northeast and Mid-Atlantic regions.

[GRAPHIC OMITTED]
o property
inset: Washington, D.C./Maryland

NEW JERSEY

MARKETS
o 14.4 million square feet of space in 123 primarily class A office and office/flex properties

COMPETITIVE STRENGTHS
o Dominant market share
o State's largest owner of class A office space
o Prime locations/diverse submarkets
o Product diversity - office and office/flex space
o Broad-based tenancy
o Well-leased properties
o Good highway access to properties
o Significant barriers to entry in market

GROWTH OPPORTUNITIES
o Land for potential development of 7.2 million square feet
o Little new construction
o Strong regional economy with diversified industries
o Suburbs surrounding New York City favored for corporate diversification strategies
o Country's fifth largest office market offers abundant acquisition opportunities

WESTCHESTER COUNTY, NEW YORK AND FAIRFIELD COUNTY, CONNECTICUT

MARKETS
o 5.4 million square feet of space in 77 primarily class A office, office/flex and industrial/warehouse properties

COMPETITIVE STRENGTHS
o Dominant market share
o Prime locations/diverse submarkets
o Product diversity - office, office/flex and industrial/warehouse space
o Broad-based tenancy
o Industry diversity
o Well-leased properties
o Good highway access to properties
o Significant barriers to entry in market

GROWTH OPPORTUNITIES
o Land for potential development of 733,000 square feet
o No new construction
o Potential for acquisitions
o Expansion requirements among tenant base
o Suburbs surrounding New York City favored for corporate diversification strategies


SUBURBAN PHILADELPHIA

MARKETS
o 1.5 million square feet of space in 13 class A office properties

COMPETITIVE STRENGTHS
o High-quality office assets
o Broad-based tenancy
o Good highway access to properties

GROWTH OPPORTUNITIES
o Land near Philadelphia International Airport for potential development of 135,000 square feet
o Moderate new construction
o Potential for acquisitions

WASHINGTON, D.C.

MARKETS
o 329,000 square feet in two CBD class A office properties

COMPETITIVE STRENGTHS
o Lowest vacancy rate of major U.S. markets
o Rising rents
o Well-located, high-quality properties
o Well-leased properties
o Little new construction
o Significant barriers to entry in market
o Strong local economy and government growth
o Strong tenant base

GROWTH OPPORTUNITIES
o Leases in place with below market rents
o Potential for acquisitions

CORPORATE DIRECTORY

CORPORATE OFFICERS

MITCHELL E. HERSH
Chief Executive Officer and Director

TIMOTHY M. JONES
President

BARRY LEFKOWITZ
Executive Vice President and Chief Financial Officer

ROGER W. THOMAS
Executive Vice President, General Counsel and Secretary

MICHAEL A. GROSSMAN
Executive Vice President

JAMES A. CLABBY
Senior Vice President, Western Region

JOHN J. CRANDALL
Senior Vice President, Development

ANTHONY KRUG
Senior Vice President, Finance

DEAN CINGOLANI
Vice President, Property Management - Northern Region

ANTHONY DECARO, JR.
Vice President, Property Management - Central Region

MARK DURNO
Vice President, Property Management - Westchester Region

WILLIAM FITZPATRICK
Vice President, Treasury

JOHN KROPKE
Vice President, Acquisitions

NICHOLAS MITAROTONDA, JR.
Vice President, Information Systems

MICHAEL NEVINS
Vice President, Leasing

VIRGINIA SOBOL
Vice President, Marketing and Public Relations

ALBERT SPRING
Vice President, Operations

DANIEL WAGNER
Vice President and Senior Associate General Counsel

BOARD OF DIRECTORS

WILLIAM L. MACK
Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors, Mack-Cali Realty Corporation; Senior Managing Partner, The Mack Company; and Managing Partner, Apollo Real Estate Advisors

JOHN J. CALI
Chairman Emeritus, Mack-Cali Realty Corporation, and Member, Cali Futures

BRENDAN T. BYRNE, ESQ.
Former Governor of New Jersey and Senior Partner, Carella, Byrne, Bain, Gilfillan, Cecchi, Stewart & Olstein, Counselors-at-Law

JOHN R. CALI
Member of the Executive Committee of the Board of Directors, Mack-Cali Realty Corporation, and Member, Cali Futures

NATHAN GANTCHER
Member of the Executive Committee of the Board of Directors, Mack-Cali Realty Corporation, and Co-Chairman, President and Chief Executive Officer, Alpha Investment Management, L.L.C.

MARTIN D. GRUSS
Senior Partner, Gruss & Co.

MITCHELL E. HERSH
Chief Executive Officer and Member of the Executive Committee of the Board of Directors, Mack-Cali Realty Corporation

EARLE I. MACK
Senior Partner, The Mack Company

ALAN G. PHILIBOSIAN
Attorney at Law

DR. IRVIN D. REID
President, Wayne State University

VINCENT TESE
Chairman, Wireless Cable International, Inc.

ROBERT F. WEINBERG
President, RMC Development Company, LLC

ROY J. ZUCKERBERG
Member of the Executive Committee of the Board of Directors, Mack-Cali Realty Corporation, and Senior Director, Goldman Sachs Group, Inc.

EXECUTIVE OFFICES
11 Commerce Drive
Cranford, New Jersey 07016
(908) 272-8000
www.mack-cali.com
E-mail: investorrelations@mack-cali.com

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
(212) 596-7000

TRANSFER AGENT AND REGISTRAR
Equiserve Trust Company, N.A.
P.O. Box 2500
Jersey City, New Jersey 07303-2500
(800) 317-4445
Outside U.S. and Canada: (201) 324-0313
Hearing impaired TDD: (201) 222-4955
www.equiserve.com

DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN
For information on Mack-Cali's Dividend Reinvestment and Stock Purchase Plan, contact Equiserve Trust Company, N.A.
P.O. Box 2598
Jersey City, New Jersey 07303-2598
(800) 317-4445
www.equiserve.com

STOCK LISTINGS
New York Stock Exchange (CLI)
Pacific Stock Exchange (CLI)

ANNUAL MEETING OF STOCKHOLDERS
Stockholders are invited to attend the Annual Meeting of Stockholders to be held at 2 p.m. on Tuesday, May 14, 2002 at the Teaneck Marriott at Glenpointe, 100 Frank W. Burr Boulevard, Teaneck, New Jersey, 07666.

Visit Mack-Cali on the web at www.mack-cali.com.

Mack-Cali Realty Corporation
www.mack-cali.com